UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2004

                              BARNES & NOBLE, INC.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)


             1-12302                                   06-1196501
    ------------------------                      -------------------
    (Commission File Number)                         (IRS Employer
                                                  Identification No.)


     122 Fifth Avenue, New York, NY                      10011
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(Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                           --------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    ----------------------------------------
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     Item 5. Other Events and Required FD Disclosure.

     On June 28, 2004, Barnes & Noble, Inc. (the "Company") completed the redemption (the "Redemption") of its 5.25% Convertible Subordinated Notes due 2009 in the aggregate principal amount of $300,000,000 (the "Securities"). Holders of the Securities chose to convert a total of $17,746,000 principal amount of the Securities into 545,821 shares of the Company's common stock, plus cash in lieu of fractional shares, at a price of $32.512 per share. The Company is redeeming the balance of $282,254,000 principal amount of the Securities at an aggregate redemption price, together with accrued interest and redemption premium, of $294,961,310.29. A press release with respect to the completion of the Redemption is filed as exhibit 99.1 to this report.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               99.1 Press Release of Barnes & Noble, Inc., dated June 28, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


                                         By:/s/ Joseph J. Lombardi
                                            ---------------------------------
                                            Joseph J. Lombardi
                                            Chief Financial Officer

Date: June 28, 2004

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                                 EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------

99.1          Press Release of Barnes & Noble, Inc., dated June 28, 2004.